                                                                 EXHIBIT 10.12.3

                           SECOND AMENDMENT TO SECOND
                 AMENDED AND RESTATED LOAN AGREEMENT AND CONSENT
                              (MULTI-YEAR FACILITY)

         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND CONSENT (this "Second Amendment"), dated as of December 23, 2003, is by and among RENAL CARE GROUP, INC., a Delaware corporation (the "Borrower"), the Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Second Amended and Restated Loan Agreement (Multi-Year Facility) dated as of July 1, 2001 among the Borrower, the Lenders identified therein and the Agent, as amended by that certain First Amendment to Second Amended and Restated Loan Agreement (Multi-Year Facility) dated as of November 1, 2002 and as further amended or modified from time to time (the "Existing Agreement"), the Lenders have extended commitments to make certain credit facilities available to the Borrower; and

         WHEREAS, the parties hereto have agreed to amend the Existing Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Second Amendment, including its preamble and recitals, shall have the following meanings:

                           "Amended Agreement" means the Existing Agreement as
                  amended hereby.

                           "Second Amendment Effective Date" shall have the
                  meaning set forth in Subpart 3.1.

                  SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Second Amendment, including its preamble and recitals, shall have the meanings provided in the Amended Agreement.

                                     PART II
                        AMENDMENTS TO EXISTING AGREEMENT

         Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Agreement is hereby amended in accordance with this
Part II. Except as so amended, the Existing Agreement shall continue in full force and effect.

                  SUBPART 2.1 Amendment to 6.15. Subclause (c) of Section 6.15 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                           (c) so long as no Default or Event of Default exists
                  prior to and after giving effect to such transaction, the Borrower may, from and after November 1, 2002, repurchase shares of its Capital Stock in an amount not to exceed $450,000,000 in the aggregate,

                                    PART III
                                     CONSENT

         Pursuant to clause (c) of the definition of Permitted Acquisition in
Section 1.1 of the Existing Agreement, the Required Lenders hereby consent to the purchase of substantially all of the assets of Midwest Kidney Centers, LLC, Acute Renal Services, LLC, MKC-Decatur, LLC, Quality Kidney Care, LLC, Kidney Care, LLC, and Midwest Renal Support, LLC for Cash Consideration and non-cash consideration in an aggregate amount not to exceed $55,830,000 provided that such acquisition satisfies all of the other criteria identified in the definition of Permitted Acquisition.

                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

                  SUBPART 4.1 Second Amendment Effective Date. This Second Amendment shall become effective (the "Second Amendment Effective Date") when the Agent shall have received counterparts of this Second Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Required Lenders.

                                     PART V
                                  MISCELLANEOUS

                  SUBPART 5.1 Cross-References. References in this Second Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Second Amendment.

                  SUBPART 5.2 References in Other Loan Documents. At such time as this Second Amendment shall become effective pursuant to the terms of Subpart 4.1, all references in the Existing Agreement to the "Agreement" and all references in the other Loan Documents to the "Agreement" shall be deemed to refer to the Amended Agreement.

                  SUBPART 5.3 Acknowledgment. The Credit Parties acknowledge and confirm (a) that the Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (b) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims and (c) that the Agent and the Lenders have performed fully all of their respective obligations under the Existing Agreement and the other Loan Documents. Furthermore, the Guarantors (a) acknowledge and consent to all of the terms and conditions of this Second Amendment, (b) affirm all of their obligations under the Loan Documents and (c) agree that this Second Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Guaranty Agreement or the other Loan Documents.

                  SUBPART 5.4 Representations and Warranties. The Credit Parties hereby represent and warrant that (a) the representations and warranties contained in Article IV of the Amended Agreement are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein, (b) no Default or Event of Default exists under the Existing Agreement on and as of the date hereof and (c) each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

                  SUBPART 5.5 Counterparts. This Second Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Second Amendment shall be effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart will be delivered.

                  SUBPART 5.6 Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

                  SUBPART 5.7 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            [The remainder of this page is intentionally left blank.]

         Each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                          RENAL CARE GROUP, INC. a
                                   Delaware corporation

                                   By: _____________________________________
                                   Name: ___________________________________
                                   Title: __________________________________

GUARANTORS:                        RENAL CARE GROUP EAST, INC.,
                                   a Pennsylvania corporation

                                   RENAL CARE GROUP MICHIGAN, INC.,
                                   a Delaware corporation

                                   MICHIGAN HOME DIALYSIS CENTER, INC.,
                                   a Michigan corporation

                                   RENAL CARE GROUP OF THE MIDWEST, INC.,
                                   a Kansas corporation

                                   FOUR STATE REGIONAL DIALYSIS CENTER, INC., a Missouri corporation

                                   FORT SCOTT REGIONAL DIALYSIS CENTER, INC., a Missouri corporation

                                   MIAMI REGIONAL DIALYSIS CENTER, INC.,
                                   a Missouri corporation

                                   RCG MISSISSIPPI, INC.,
                                   a Delaware corporation

                                   RENAL CARE GROUP OF THE SOUTHEAST, INC., a Florida corporation

                                   NORTHEAST ALABAMA KIDNEY CLINIC, INC.,
                                   an Alabama corporation

                                   RENAL CARE GROUP TEXAS, INC.,
                                   a Texas corporation

                                              Second Amendment to Second Amended
                                                     and Restated Loan Agreement
                                                                Renal Care Group

                                   DIALYSIS MANAGEMENT CORPORATION,
                                   a Texas corporation

                                   RCG PA MERGER CORP.,
                                   a Texas corporation

                                   STAT DIALYSIS CORPORATION,
                                   a Delaware corporation

                                   ANGLETON DIALYSIS, INC.,
                                   a Texas corporation

                                   BRAZORIA KIDNEY CENTER, INC.,
                                   a Texas corporation

                                   FONDREN DIALYSIS CLINIC, INC.,
                                   a Texas corporation

                                   WHARTON DIALYSIS, INC.,
                                   a Texas corporation

                                   JEFFERSON COUNTY DIALYSIS, INC.,
                                   an Arkansas corporation

                                   KDCO, INC.,
                                   an Arkansas corporation

                                   LAWTON DIALYSIS, INC.,
                                   an Arkansas corporation

                                   LITTLE ROCK DIALYSIS, INC.,
                                   an Arkansas corporation

                                   NORTHWEST DIALYSIS, INC.,
                                   an Arkansas corporation

                                   RENALAB, INC.,
                                   a Delaware corporation

                                   RENALPARTNERS, INC.,
                                   a Delaware corporation

                                   RENALNET, INC.,
                                   a Delaware corporation

                                              Second Amendment to Second Amended
                                                     and Restated Loan Agreement
                                                                Renal Care Group

                                   WOUND CARE GROUP, INC.
                                   a Delaware corporation

                                   DIABETES CARE GROUP, INC.
                                   a Delaware corporation

                                   RENAL CARE GROUP ARIZONA, INC.
                                   an Arizona corporation

                                   RENAL CARE GROUP NORTHWEST, INC.,
                                   a Delaware corporation

                                   RENALNET, ARIZONA, INC.,
                                   an Arizona corporation

                                   RCG UNIVERSITY DIVISION, INC.
                                   a Tennessee corporation

                                   RCG SUPPLY COMPANY,
                                   a Tennessee corporation

                                   RENAL CARE GROUP ALASKA, INC.,
                                   an Alaska corporation

                                   RENAL CARE GROUP SOUTHWEST HOLDINGS, INC., a Texas corporation

                                   DIALYSIS CENTERS OF AMERICA - ILLINOIS, INC., an Illinois corporation

                                   SSKG, INC.,
                                   an Illinois corporation

                                   RENAL CARE GROUP OHIO, INC.,
                                   a Delaware corporation

                                   PHYSICIANS DIALYSIS COMPANY, INC.,
                                   an Ohio corporation

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                              Second Amendment to Second Amended
                                                     and Restated Loan Agreement
                                                                Renal Care Group

                                   RCG FINANCE, INC.,
                                   a Delaware corporation

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   DIALYSIS LICENSING CORP.,
                                   a Delaware corporation

                                   RCGIH, INC.
                                   a Delaware corporation

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   RCG INDIANA, LLC,
                                   a Delaware limited liability company

                                   By:  Renal Care Group, Inc.
                                   Its: Member

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                   By:  Renal Care Group Arizona, Inc.
                                   Its: Member

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                              Second Amendment to Second Amended
                                                     and Restated Loan Agreement
                                                                Renal Care Group

                                   KIDNEY DISEASE CENTERS OF THE OZARKS, LLC a Missouri limited liability company

                                   By:  Renal Care Group, Inc.
                                   Its: Member

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                   STUTTGART DIALYSIS, LLC,
                                   an Arkansas limited liability company

                                   By:  Little Rock Dialysis, Inc.
                                   Its: Member

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                   By:  Jefferson County Dialysis, Inc.
                                   Its: Member

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                   RCG WEST HEALTH SUPPLY, LLC,
                                   an Arizona limited liability company

                                   By:  Renal Care Group, Inc.
                                   Its: Member

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                   By:  Renal Care Group Arizona, Inc..
                                   Its: Member

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                              Second Amendment to Second Amended
                                                     and Restated Loan Agreement
                                                                Renal Care Group

                                   KENTUCKY RENAL CARE GROUP, LLC,
                                   a Delaware limited liability company

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   RENAL CARE GROUP SOUTHWEST, L.P.
                                   a Delaware limited partnership

                                   By:  Renal Care Group Arizona, Inc.,
                                        an Arizona corporation
                                   Its: General Partner

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                              Second Amendment to Second Amended
                                                     and Restated Loan Agreement
                                                                Renal Care Group

AGENT:                             BANK OF AMERICA, N.A., as
                                   Agent

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

LENDERS:                           BANK OF AMERICA, N. A., as a Lender

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   SUNTRUST BANK

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   AMSOUTH BANK

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                              Second Amendment to Second Amended
                                                     and Restated Loan Agreement
                                                                Renal Care Group